                    OPPENHEIMER AMT-FREE NEW YORK MUNICIPALS
               (formerly "Oppenheimer New York Municipal Fund"
                  Supplement dated September 1, 2003 to the
                      Prospectus dated November 22, 2002

      The Prospectus is amended as follows:

1.    The supplement dated December 17, 2002 is replaced with the following.

2.    On December 12, 2002 the Fund's Board of Trustees  approved changing the name of the Fund to "Oppenheimer  AMT-Free New York Municipals."  Effective
   January 22, 2003,  all  references in the  Prospectus to  "Oppenheimer  New
   York  Municipal  Fund"  are  changed  to  "Oppenheimer  AMT-Free  New  York
   Municipals"  and the Fund will  have a  non-fundamental  investment  policy stating that it will not hold  municipal  securities  the interest on which would be subject to the federal  alternative minimum tax on individuals and corporations.

3.    Add the  following  text at the end of the existing  footnote  under the
   "Annual Fund Operating Expenses" table on page 8:

"Effective  September 1, 2003, the Manager has  voluntarily  agreed to waive a portion  of its  management  fee at an  annual  rate  equal  to  0.10% of each class's  average daily net assets.  This waiver may be amended or withdrawn by the Manager at any time."

September 1, 2003                                                     PS360.026